DIREXION SHARES ETF TRUST

DIREXION COFFEE STRATEGY ETF (CFNE)
DIREXION LUMBER STRATEGY ETF
DIREXION BREAKFAST COMMODITIES STRATEGY ETF (BRKY)
DIREXION COPPER STRATEGY ETF (CUCU)
DIREXION CORN STRATEGY ETF
DIREXION SOYBEANS STRATEGY ETF
(the “Funds”)

Supplement dated May 31, 2022 to the
Prospectus and Statement of Information (“SAI”) dated April 20, 2022

Creation Unit Size
Effective immediately, the size of a Creation Unit for each of the Funds is changed from 25,000 to 50,000 shares. All references to a Creation Unit in the Funds’ Prospectus and SAI are thereby updated to 50,000.
Valuation and Purchase/Redemption Time Changes
Also, effective immediately, all references to the Valuation Time in both the Prospectus and SAI for the Direxion Breakfast Commodities Strategy ETF are updated to be 2:15 p.m. Eastern Time.
Finally, purchase or redemption orders for the Direxion Breakfast Commodities Strategy ETF must be received in good order by the transfer agent by 2:15 p.m. Eastern Time, or earlier if the relevant Exchange or any relevant market closes earlier than normal, such as the day before a holiday, whether transmitted by mail, through the transfer agent’s automated system, telephone, facsimile or other means permitted under the Authorized Participant Agreement, in order to receive that day's net asset value per share.
For more information, please contact the Funds at (866) 476-7523.

Please retain this Supplement with your Prospectus and SAI.